SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 17, 2005

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

             DELAWARE                    1-13616                    02-045093
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   (State or other jurisdiction  (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)

         11 Riverside Street, Nashua, NH                   03062-1373
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)


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Section 2          Financial Information

Item 2.02.        Results of Operations and Financial Condition.

     On March 31, 2005 the Company issued a press release announcing that it was postponing reporting its audited financial results and delayinag filing its Form 10K for the quarter and year ended December 31, 2004. The delay resulted from the Company's inability to secure new financing and the resulting lack of financial resources to complete the 2004 audit.

     On May 16, 2005 the Company issued a press release announcing that it is postponing reporting its financial results and delayed filing its Form 10Q for the quarter ended March 31, 2005 because of the same lack of financing discussed above

     The Company previously received a "going concern opinion" from its auditors due to recurring losses and negative cash flows from operations which raises substantial doubt about the Company's ability to continue as a going concern.

     The Company is currently continuing to pursue new financing sources. However, there can be no assurance that the Company will be able to obtain new financing and, if new financing is obtained it could result in significant dilution to existing shareholders. As previously reported, if the Company is not successful in obtaining new financing its ability to continue as an independent company is in serious doubt.

     For the reasons described above the Company is unable to determine at this time a date certain by which it expects to file its Form 10Q and Form
     10K and report financial results for the quarter ended March 31,2005 and for the year ended December 31, 2004.





Exhibit
Number      Description
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99.1        Press Release dated May 16, 2005 titled " Storage Computer Postpones
            Reporting of Financial Results and Filing of Form 10Q for the
            Quarter Ended May 31, 2005."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2005,                    STORAGE COMPUTER CORPORATION



                                     By: /s/ Michael J. O'Donnell
                                         -----------------------------
                                     Name:  Michael J. O'Donnell
                                     Title: Chief Financial Officer